                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                          COMTREX SYSTEMS CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                          COMTREX SYSTEMS CORPORATION
                              102 EXECUTIVE DRIVE
                          MOORESTOWN, NEW JERSEY 08057

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 2001

                              --------------------

TO THE SHAREHOLDERS:

   The Annual Meeting of Shareholders (the "Annual Meeting") of Comtrex Systems Corporation, a Delaware corporation (the "Company"), will be held at the Radisson Hotel, Route 73, Mount Laurel, New Jersey, at 2:00 P.M., local time, on Tuesday, August 14, 2001, for the following purposes:

        (1) To elect 5 directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify; and

        (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

   The Proxy Statement accompanying this Notice provides detailed information concerning matters to be considered and acted upon at the Annual Meeting. Please read it carefully.

   The Board of Directors of the Company unanimously recommends that the Shareholders vote in favor of the proposal for the election of directors.

   The Board of Directors has fixed the close of business on July 25, 2001 as the record date for determining those shareholders who will be entitled to notice of and to vote at the Annual Meeting.

   You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

   A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 is enclosed with this Notice.


                                            By Order of the Board of
Directors,



                                            CHARLES A. HARDIN
                                            Secretary

Moorestown, New Jersey
July 26, 2001

                          COMTREX SYSTEMS CORPORATION
                              102 Executive Drive
                       Moorestown, New Jersey 08057-4224

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 14, 2001

   These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Comtrex Systems Corporation, a Delaware corporation ("Comtrex" or the "Company"), for the Annual Meeting of Shareholders of Comtrex (the "Annual Meeting") to be held at 2:00 P.M. on Tuesday, August 14, 2001, at the Radisson Hotel, Route 73, Mount Laurel, New Jersey, and any adjournments or postponements of such meeting. These proxy materials were first mailed to shareholders on or about July 26, 2001. The address of the principal executive office of Comtrex is 102 Executive Drive, Moorestown, New Jersey 08057-4224.

                               PURPOSE OF MEETING


   The specific proposals to be considered and acted upon at the Annual Meeting are summarized below:

   (1) To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify; and

   (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                   COMMON STOCK AND PRINCIPAL HOLDERS THEREOF

   Shares of the common stock, par value $.003 per share (the "Common Stock"), of Comtrex, represented by proxies in the accompanying form which are properly executed and returned to Comtrex before the Annual Meeting, will be voted at the meeting in accordance with the shareholders' instructions contained in such proxies. In the absence of contrary instructions, shares represented by such proxies will be voted for the election of the nominees listed herein to serve as directors of the Company; and in the discretion of the proxy holders on such other matters as may properly come before the Annual Meeting.

   Any shareholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked by a shareholder, if it has not been exercised, by filing with the Secretary of the Company a written notice of such revocation, by a later dated proxy delivered to the Secretary of the Company at any time prior to the voting of the shares represented by such proxy, by oral revocation given by a shareholder in person at the Annual Meeting or any adjournment thereof prior to the exercise of such proxy, or by the shareholder voting the shares represented by the proxy by written ballot at the Annual Meeting or any adjournment thereof.

   The close of business on July 25, 2001 was the record date (the "Record Date") for shareholders entitled to notice of and to vote at the Annual Meeting. Shares of Common Stock outstanding on the Record Date are entitled to vote at the Annual Meeting, and the holders of record thereof will have one vote for each share so held on the matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting. Abstentions are counted in the tabulations of the votes cast on proposals presented to stockholders and have the same effect as negative votes. Broker non-votes are not counted for purposes of determining the election of directors or whether a proposal has been approved.

   As of the close of business on July 17, 2001, there were 1,416,453 outstanding shares of Common Stock. The following table lists the shareholders known to the Company to be beneficial owners of more than five percent (5%) of the Common Stock as of July 17, 2001:


               Name and                       Number of           Approximate
                Address                    Shares Owned(1)(2)    Percentage Owned
                -------                    ------------------   -----------------
Irene Maladra,  ......................         181,149(3)            12.8%
  individually and as Trustee of the
  Anthony Maladra Residuary Trust
  c/o Comtrex Systems Corporation
  102 Executive Drive
  Moorestown, NJ 08057

Jeffrey C. Rice ......................         139,402(4)(5)          9.8%
  c/o Comtrex Systems Corporation
  102 Executive Drive
  Moorestown, NJ 08057

Steven D. Roberts ....................         135,335(4)             9.5%
  c/o Comtrex Systems
  Corporation LTD
  2 Gatwick Metro Centre
  Balcombe Road
  Horley, Surrey RH6 9GA

Alan G. Schwartz .....................          90,875(6)(7)          6.4%
  c/o Comtrex Systems Corporation
  102 Executive Drive
  Moorestown, NJ 08057

---------------
(1) Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

(2) Cede & Co., nominee for The Depository Trust Company, has informed the Company that as of the close of business on June 30, 2001 it held 872,082 shares (61.6%) of the Common Stock of the Company. The Depository Trust Company acts as central depository or "clearing house" for certificates of the shares of numerous corporations held for the account of banks and brokerage houses. The amount of shares held by Cede & Co. changes daily.

(3) Anthony Maladra, an individual owning in excess of five percent (5%) of the capital stock of the Company, died on May 6, 1990. Pursuant to the terms and provisions of Anthony Maladra's Last Will and Testament, the shares of the capital stock of the Company owned by the deceased have been distributed to the Anthony Maladra Residuary Trust (the "Trust"). Irene Maladra is a co-trustee and the lifetime beneficiary of the Trust, and in such capacity she is deemed to be the beneficial owner of the shares of the capital stock of the Company held by the Trust.

(4) Includes a total of 2,001 shares subject to stock options granted pursuant to stock option plans; 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1998, 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1999, and 667 shares granted pursuant to the 1999 Stock Option Plan, which became exercisable on August 1, 2000.

(5) Includes 2,334 shares subject to stock options granted pursuant to the 1995 Incentive Stock Option Plan, which became exercisable on July 28, 1997.

(6) Includes a total of 2,668 shares subject to stock options granted pursuant to stock option plans; 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on July 1, 1997, 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1998, 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1999, and 667 shares granted pursuant to the 1999 Stock Option Plan, which became exercisable on August 1, 2000.

(7) Includes a total of 85,447 shares over which Mr. Schwartz has shared voting or investment interest; 18,000 shares owned by Leader Investment, Co., 5,000 shares owned by F&S Partnership, 3,187 shares owned by TCA, and 59,260 shares acquired by Mr. Schwartz in December of 2000 which shares were transferred by Mr. Schwartz into a trust for the benefit of his descendants, of which Mr. Schwartz is a co-trustee.

                 CERTAIN INFORMATION WITH RESPECT TO DIRECTORS
                             AND EXECUTIVE OFFICERS

Election of Directors.

   The Board of Directors currently consists of five (5) directors. The Company's by-laws provide that its Board of Directors shall have between three
(3) and fifteen (15) members, the exact number to be fixed by the Board of Directors. Management has nominated five (5) persons to the Board of Directors.

   Management's nominees for election as directors are Nathan I. Lipson, Jeffrey C. Rice, Steven D. Roberts, Howard E. Sachs, and Alan G. Schwartz. The nominees are to be elected at the 2001 Annual Meeting to serve until the 2002 Annual Meeting.

   The proxy holders intend to vote all proxies received by them in the accompanying form for such nominees unless otherwise directed. In the unanticipated event that any nominee is unable or unwilling to accept the nomination or to serve as a director at the time of the 2001 Annual Meeting, the proxies will be voted for the remaining nominees and for a substitute nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, management is not aware of any nominee who is unable or unwilling to serve as a director.

   The following is a list of the current directors of the Company, and all persons nominated to become such, their ages, and their term of office as a director of the Company:

                                                                       Director of
                                                                         Comtrex
                                    Name                                  Since      Age
                                    ----                                  -----      ---
        Nathan I. Lipson ..........................................       1996        74
        Jeffrey C. Rice ...........................................       1989        51
        Steven D. Roberts .........................................       1997        39
        Howard E. Sachs ...........................................       2001        57
        Alan G. Schwartz ..........................................       1982        69


Biographies of Directors and Nominees.

   NATHAN I. LIPSON is Chairman of the Board of Directors of the Company and a private investor in various other companies. He has had ownership and management interests in companies in the food service industry, including Squirrel Companies, Inc., prior to its acquisition in March of 1992 by Sulcus Hospitality Technologies Corp., and in the carpet industry.

   JEFFREY C. RICE has been President, Chief Executive Officer and a Director of the Company since February 1, 1989. From May of 1985 through January 1989 he was a Director of American Business Computers Corporation, and served as its President and Chief Executive Officer from May 1, 1985 through April 30, 1986 and as President of a wholly owned subsidiary, ABC/SEBRN TechCorp, from November 1986 through January 1989. From 1977 through January 1985, Mr. Rice served as Director, President and Chief Executive Officer of MICROS Systems, Inc.

   STEVEN D. ROBERTS has been Managing Director of Comtrex Systems Corporation LTD. (formerly known as Data Systems Terminals Limited ("DSTL")), the Company's wholly-owned U.K. subsidiary, since its acquisition in October of 1997, and has served on the Company's Board of Directors since November of 1997. He had served as Managing Director of DSTL since 1990, and has been an employee of DSTL since 1984. From 1985 to 1987, Mr. Roberts served as President of Electronic Cash Registers, Inc. ("ECR") in Cincinnati, Ohio.

ECR was a wholly-owned subsidiary of DSTL, engaged in the distribution of point-of-sale systems for dry cleaning establishments in the United States.

   HOWARD E. SACHS is currently a private investor in several quick service restaurant concepts. He has had ownership and management interests in various quick service restaurant concepts, including franchisees of Wendy's and Popeye's. Mr. Sachs currently serves on the Board of Directors of a number of private companies, including Legacy Securities, Corp., Lighting Products, Inc. and Killer Concepts, LLC, all of which are located in Atlanta, Georgia. He is also President and a member of the Board of Directors of Nyltec, Inc. in Atlanta, and Vice President and a member of the Board of Directors of WCG Foods, Inc. in Gulfport, Mississippi, both of which are private companies. Mr. Sachs is a certified public accountant in the states of Georgia and New Jersey.

   ALAN G. SCHWARTZ has been Chairman of the Board and CEO of Tennis Corporation of America, which builds, owns and operates commercial recreational facilities, and a partner in Gifford Investment Company, a partnership which invests in real estate, for more than the past five years. He is currently a Director of Firstar Illinois Bank Corporation.

Cumulative Voting Rights.

   The Company's By-laws provide that directors shall be elected by a plurality of the votes cast. There is no provision for cumulative voting under the Company's Certificate of Incorporation or By-laws.

Board of Directors' Meetings and Committees.

   During the fiscal year ended March 31, 2001, three (3) meetings of the Board of Directors were held. In such year, all of the incumbent directors attended at least seventy-five percent (75%) of the aggregate of all meetings of the Board of Directors and the committees on which they served. Mr. Sachs was elected to the Board of Directors subsequent to the end of the fiscal year, in May of 2001, to fill the vacancy caused by the death of the Board's Chairman, Mr. Sidney Dworkin, in October of 2000.

   The following is a brief description of the functions of the committees of the Board of Directors and the identity of their members:

   Executive Committee. The Board of Directors has designated an Executive Committee of the Board, comprised of three (3) directors. The Executive Committee's current members are Jeffrey C. Rice, Alan G. Schwartz and Nathan
I. Lipson. The Executive Committee met in separate session seven (7) times during the fiscal year ended March 31, 2001. Mr. Lipson assumed the role of Chairman of the Board and became a member of the Executive Committee in December of 2000. The Executive Committee meets regularly between meetings of the Company's Board of Directors and reviews the Company's business activities in relation to the Company's business plan.

   Audit Committee. The Board of Directors has also designated an Audit Committee of the Board, comprised of two (2) directors. The Audit Committee's current members are Nathan I. Lipson and Howard E. Sachs. The Board of Directors of the Company has determined that the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as the same may be modified or supplemented from time to time).

   The Audit Committee is responsible for reviewing the adequacy of the Company's internal procedures and controls and for reviewing the audit and implementation of appropriate recommendations made by the Company's independent auditors. The Board of Directors of the Company has adopted a written charter for the Company's Audit Committee. A copy of the Audit Committee's Charter is attached hereto as Appendix A.

   The Audit Committee met in separate session one (1) time during the fiscal year ended March 31, 2001.

   The Company does not have a standing nominating committee or compensation committee of the Board of Directors.

Audit Committee Report

   The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended on March 31, 2001 with the Company's management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as the same may be modified or supplemented from time to time. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees), as the same may be modified or supplemented from time to time, and has discussed with the independent auditors the independent auditors' independence. Based on such review and discussions, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001.

                                     Nathan I. Lipson

                                     Howard E. Sachs

Audit Fees

   The total fees for professional services incurred by the Company for services rendered by the Company's independent auditors in connection with the audit of the Company's financial statements for the fiscal year ended on March 31, 2001 and the reviews of the Company's Forms 10-QSB for such fiscal year were $46,100. All such services were performed by full-time, permanent employees of Drucker, Math & Whitman, P.C.

Financial Information Systems Design and Implementation Fees

   There were no fees billed to the Company for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by the Company's independent auditors for the fiscal year ended on March 31 , 2001.

All Other Fees

   The aggregate fees billed to the Company for professional services rendered by the Company's independent auditors (other than the fees for services disclosed under Audit Fees or Financial Information Systems Design and Implementation Fees) for the fiscal year ended on March 31, 2001 were $5,350. For purposes of this disclosure, the Company has included all fees, in the total amount reported of $5,350, billed for matters related to the preparation of state and federal income tax returns by Drucker & Scaccetti, P.C.

Executive Officers of the Company.


              Name                 Age                   Position
              ----                 ---                   --------
Jeffrey C. Rice ................    51    President and Chief Executive Officer
Charles A. Hardin ..............    46    Secretary, Vice President of Engineering
Steven D. Roberts ..............    39    Managing Director, Comtrex U.K.
Kenneth J. Gertie, CPA .........    38    Vice President, Treasurer, Chief Financial Officer
Matthew R. Carter ..............    30    Vice President of Sales

   JEFFREY C. RICE For Mr. Rice's biographical information, please refer to the discussion regarding nominees for election as directors in "Election of Directors" above.

   STEVEN D. ROBERTS For biographical information on Mr. Roberts, please refer to the discussion regarding nominees for election as directors in "Election of Directors" above.

   CHARLES A. HARDIN was elected Corporate Secretary in August of 2000 and promoted to Vice President of Engineering of the Company at the same time. Mr. Hardin has been an employee of the Company since its founding in 1981, and served as Vice President of Engineering from June 1995 through August 1997.

From 1979 to 1981, Mr. Hardin was a hardware and software engineer for MKD Corporation, the predecessor corporation of Comtrex. Prior to 1979, Mr. Hardin worked as an electrical engineer for the Hazeltine Corporation. Mr. Hardin is a graduate of Northeastern University, with a Bachelor of Science degree in Electrical Engineering.

   KENNETH J. GERTIE is a certified public accountant in the state of New Jersey and was appointed Vice President of Finance and Administration and Chief Financial Officer upon joining the Company in November of 1999. From 1995 through 1999, Mr. Gertie worked as Controller for Charles T. Gamble Industries, a privately held electronics manufacturer. From 1989 to 1995, he served as Assistant Controller for a division of Weyerhaueser Co., and from 1985 to 1989 he worked in various positions at a regional CPA firm. Mr. Gertie is a graduate both of Rutgers University, with a Bachelor of Arts degree in Accounting, and of Drexel University, with an MBA in Finance.

   MATTHEW R. CARTER was promoted to Vice President of Sales of the Company effective as of July 1, 2000. Mr. Carter joined the Company in June of 1999 as National Sales Manager. Mr. Carter was one of the four shareholders of Cash Register Systems (CRS), Inc., and served as its Vice President of Sales from 1995 until its acquisition by the Company in June, 1999. Mr. Carter functioned as Sales Manager for CRS from 1992 through 1995, and worked in various sales, service and installation capacities for CRS, beginning as a summer employee in 1986.

Security Ownership of Management.

   The following table sets forth the beneficial ownership of Common Stock of Comtrex as of July 17, 2001 by each director and nominee, the Company's Chief Executive Officer, and all directors, nominees and the Company's executive officers as a group.


                                                Number of          Approximate
                   Name                       Shares Owned(1)    Percentage Owned
                   ----                       ---------------   -----------------
NATHAN I. LIPSON ........................         65,594(3)(8)        4.6%
JEFFREY C. RICE .........................        139,402(2)(4)        9.8%
STEVEN D. ROBERTS .......................        135,335(2)           9.5%
HOWARD SACHS ............................         11,667(6)           1.0%
ALAN G. SCHWARTZ ........................         90,875(3)(5)        6.4%
ALL EXECUTIVE OFFICERS,
 DIRECTORS AND NOMINEES
 AS A GROUP (8 people) ..................        458,709(5)(7)       31.8%

---------------
(1) Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

(2) Includes a total of 2,001 shares subject to stock options granted pursuant to stock option plans; 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1998, 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1999 and 667 shares granted pursuant to the 1999 Stock Option Plan, which became exercisable on August 1, 2000.

(3) Includes a total of 2,668 shares subject to stock options granted pursuant to stock option plans; 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on July 1, 1997, 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1998, 667 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1999, and 667 shares granted pursuant to the 1999 Stock Option Plan, which became exercisable on August 1, 2000.

(4) Includes 2,334 shares subject to stock options granted pursuant to the 1995 Incentive Stock Option Plan, which became exercisable on July 28, 1997.

(5) Includes a total of 85,447 shares over which Mr. Schwartz has shared voting or investment interest; 18,000 shares owned by Leader Investment, Co., 5,000 shares owned by F&S Partnership, 3,187 shares owned by TCA, and 59,260 shares acquired by Mr. Schwartz in December of 2000 which shares were transferred by Mr. Schwartz into a trust for the benefit of his descendants, of which Mr. Schwartz is a co-trustee.

(6) Includes 6,667 shares subject to stock options granted pursuant to the 1999 Stock Option Plan, which became exercisable on April 1, 2001.

(7) Includes (a) a total of 16,005 shares subject to stock options granted pursuant to stock option plans, 6,670 shares granted pursuant to the 1992 Non-Qualified Stock Option Plan and 9,335 shares granted pursuant to the 1999 Stock Option Plan, as detailed in footnotes 2, 3, and 6 above, (b) a total of 7,502 shares owned by all other executive officers of the Company who are not directors, (c) a total of 8,334 shares subject to incentive stock options, granted to all other executive officers of the Company who are not directors, under the 1995 Incentive Stock Option Plan, which shares became exercisable between October 4, 1999 and January 10, 2000, and (d) a total of 2,334 shares subject to options granted under the 1995 Incentive Stock Option Plan, as detailed in footnote 4 above. None of the options described in this footnote had been exercised as of the date hereof. The number of shares indicated as owned by executive officers and directors as a group does not reflect options which are not exercisable within sixty
    (60) days after the date hereof.

(8) Does not include 18,668 of the 59,260 shares acquired by Mr. Lipson in December of 2000 which were transferred by gift to his grandchildren, as to which Mr. Lipson disclaims all beneficial ownership and over which Mr. Lipson exercises no voting or investment authority, shared or otherwise.

Section 16(a) Beneficial Ownership Reporting Compliance.

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers Automated Quotation System ("Nasdaq"). Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, during the period from March 31, 2000 through March 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent (10%) beneficial owners were complied with in a timely manner.

Executive Compensation.

Cash Remuneration of Executive Officers.

   The following table provides certain summary information concerning compensation paid by the Company to the Company's Chief Executive Officer for the fiscal years ended March 31, 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE


                                                                                Annual                Long Term Compensation
                                                                             Compensation                     Award
                                                                            ---------------    ------------------------------------
                                Name and                                                       Securities Underlying     All Other
                           Principal Position                              Year     Salary        Options Granted      Compensation
                           ------------------                              ----     ------        ---------------      ------------
Jeffrey C. Rice Chief, Executive Officer ...............................   2001    $150,000             667               $2,788(1)
                                                                           2000    $147,173             667               $2,797(2)
                                                                           1999    $143,000             667               $2,680(3)

---------------

(1) Consists of premium payments made by the Company on term life insurance policy and $2,250 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company 401(k) plan.

(2) Consists of premium payments made by the Company on term life insurance policy and $2,208 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company 401(k) plan.

(3) Consists of premium payments made by the Company on term life insurance policy and $2,142 of Company matching funds, at a rate of 25% of the employee's contribution under the Company 401(k) plan.

Stock Options Granted.

   The following table provides information concerning stock options granted to the Company's Chief Executive Officer during the fiscal year of the Company ended March 31, 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    No. of Securities     % of Total Options
                                                   Underlying Options    Granted to Employees    Exercise or Base
                      Name                               Granted            in Fiscal Year          Price($/Sh)     Expiration Date
                      ----                               -------            --------------         ------------     ---------------
Jeffrey C. Rice ................................           667                    50%                 $3.38          July 31, 2005

Option Exercises and Holdings

   The following table sets forth certain information regarding the exercise of options by the Company's Chief Executive Officer during the fiscal year of the Company ended March 31, 2001 and stock options held by the Company's Chief Executive Officer as of March 31, 2001.

                 AGGREGATED OPTION EXERCISE IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                                     Value of
                                                                                              Number of             Unexercised
                                                                                         Unexercised Options   In-The-Money Options
                                                                                            at FY-End (#)          at FY-End ($)
                                                      Shares Acquired        Value          Exercisable/           Exercisable/
                        Name                           on Exercise(#)    Realized ($)       Unexercisable          Unexercisable
                        ----                           --------------    ------------       -------------          -------------
Jeffrey C. Rice ...................................        9,667             $900               4,335                   $0

Compensation of Directors.

   Outside directors who are not members of the Executive Committee receive $750 per Board of Directors' meeting attended and are reimbursed for their out-of-pocket expenses incurred in connection with their performance as members of the Board of Directors. Members of the Executive Committee receive a yearly fee of $5,000, in addition to any other fees received as a member of the Board of Directors. Members of the Board who are executive officers of the Company receive no additional cash compensation for serving as directors of the Company. The Chairman of the Board, who is also a member of the Executive Committee, receives a yearly fee of $5,000, in addition to any other fees he receives as a member of the Board of Directors.

    Pursuant to the Company's 1999 Stock Option Plan (the "1999 Plan"), each director receives annually (on July 1 of each year) a non-discretionary grant of options to purchase 667 shares of Common Stock at an exercise price equal to the lowest reported bid price for a share of the Common Stock during the four-week period immediately preceding the date of the grant. Such options are exercisable in full one (1) year after the date of grant and expire on the earliest to occur of (a) five (5) years following the date of grant, (b) three
(3) months following the individual's ceasing to be a director of the Company,
(c) twelve (12) months following termination of service due to disability or death, or (d) thirty (30) days following the optionee's receipt of written notice of the proposed dissolution or liquidation of the Company. The exercise price may be paid in cash or shares of the Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   On December 15, 2000, the Company sold and issued, at a price of $1.6875 (adjusted for the Company's three-for-one reverse stock split effectuated in February 2001) per share, an aggregate of 118,520 (adjusted for the Company's three-for-one reverse stock split effectuated in February 2001) shares of its Common Stock. These shares were sold to two outside directors of the Company, Alan G. Schwartz and Nathan I. Lipson, with each individual purchasing 59,260 shares. There were no brokers or underwriters involved in the transaction, and no commissions or underwriting discounts were paid. The $200,000 in aggregate proceeds received by the Company from such sales will be used by the Company for general working capital purposes.

                            INDEPENDENT ACCOUNTANTS

   The Board of Directors, by resolution, has selected Drucker, Math & Whitman, P.C., independent certified public accountants, to audit the books, records and accounts of the Company for the fiscal year ending March 31, 2002. It is anticipated that representatives of Drucker, Math & Whitman, P.C. will be present at the meeting to respond to appropriate questions and, if they desire, to make a statement.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be considered at the 2002 Annual Meeting of Stockholders must be received at the principal executive offices of the Company no later than March 29, 2002. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

   In accordance with Rule 14a-4(c) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the holders of proxies solicited by the Board of Directors in connection with the 2002 Annual Meeting of Shareholders may vote such proxies in their discretion on certain matters as more fully described in such rule, including without limitation on any matter coming before the meeting as to which the Corporation does not have notice on or before June 11, 2002.

                             COSTS OF SOLICITATION

   The entire cost of soliciting proxies will be borne by Comtrex. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses may be made. Proxies may be solicited in person or by telephone or telegraph by directors, officers or regular employees of Comtrex, none of whom will receive additional compensation therefor.

                     MANNER IN WHICH PROXIES WILL BE VOTED

   All properly executed proxies received by the Board of Directors will be voted. The Board proposes to vote all such proxies, unless otherwise directed, for the election of the above nominees to the Board of Directors. The Board knows of no other matters which may be presented for action at the meeting. However, if any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment on such matter.

   Stockholders are urged to vote, sign and return the enclosed form of proxy promptly in the enclosed envelope.

                                     By Order of the Board of Directors,



                                     CHARLES A. HARDIN
                                     Secretary
July 26, 2001

                                   APPENDIX A

                          Comtrex Systems Corporation
                            Audit Committee Charter

   The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Company ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

   The Committee will be comprised of two or more directors, a majority of whom must be independent, as determined by the Board. The members of the Committee will meet the independence, experience and financial literacy requirements of the Nasdaq Marketplace rules. The members of the Committee will be elected annually at the organizational meeting of the full Board and will be listed in the annual report to shareholders.

RESPONSIBILITY

   The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee, as representatives of the shareholders. As such representatives, the Board and Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace or nominate an outside auditor. The Committee will make periodic reports to the Board concerning its activities.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

   Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

   The Committee is to meet at least annually and as many additional times as the Committee deems necessary. Content of the agenda for meetings should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants, and internal audit at least once each year and at other times when considered appropriate.

ATTENDANCE

   Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.

SPECIFIC DUTIES

   In carrying out its oversight responsibilities, the Committee will:

   1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Marketplace rules governing Audit Committee Requirements.

   2. Review with the Company's management, internal audit and independent accountants the adequacy and effectiveness of the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy and effectiveness of such controls.

   3. Review with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles in financial reporting.

   4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with the management the fee arrangement with the independent accountants.

   5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented.

   6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-QSB. Also receive written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

   7. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

               - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

               - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

               - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactory resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

               - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards
                     (SAS) 61 as amended by SAS 90 relating to the conduct of the audit, as may be modified or supplemented. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the

                     Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

      If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

    8. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement at least once every three years.

    9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

   10. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

   11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

   12. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

   13. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

   14. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                          COMTREX SYSTEMS CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints JEFFREY C. RICE, with full power of substitution, the proxy of the undersigned (the "Proxy") to represent the undersigned at the Annual Meeting of Stockholders of Comtrex Systems Corporation (the "Company") to be held on Tuesday, August 14, 2001, or any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present:

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the shares represented hereby will be voted FOR the election of the nominees listed on the reverse side hereof, and as the Proxy deems advisable on such other matters as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark your
    votes as in this
    example.

               FOR the nominees listed to              WITHHOLD
               the right (except as marked to          AUTHORITY
               the right)                           to vote for the           (Instruction:  To withhold authority to vote for
                                               nominees listed to the right   any individual nominee, strike a line through
                                                                              the nominee's name in the list below.)
 1. ELECTION           [ ]                               [ ]
    OF DIRECTORS
                                                                              Nathan I. Lipson
                                                                              Jeffrey C. Rice
                                                                              Steven D. Roberts
                                                                              Howard E. Sachs
                                                                              Alan G. Schwartz

                                                                              2. In his discretion, the Proxy is authorized to vote
                                                                                 upon such other business as may properly come
                                                                                 before the meeting.

                                                                              (MARK HERE FOR ADDRESS CHANGE AND NOTE
                                                                              AT LEFT /___/

                                                                              MARK HERE IF YOU PLAN TO ATTEND THE
                                                                              MEETING /___/

                                                                              Whether or not you plan to attend the meeting in
                                                                              person, you are urged to sign and return your proxy
                                                                              without delay in the return envelope provided for
                                                                              that purpose which requires no postage if mailed in
                                                                              the United States.

                                                                              When signing the proxy, please date it and take care
                                                                              to have the signature conform to the stockholder's
                                                                              name as it appears on this side of the proxy. If
                                                                              shares are registered in the names of two or more
                                                                              persons, each person should sign. Executors,
                                                                              administrators, trustees and guardians should so
                                                                              indicate when signing.

______________________________________________________________ Dated:  ________________________________, 2001
            Signature(s) of Stockholder(s)